 EXHIBIT 10.1

DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (this "Agreement") is made and entered into as of November 17, 2015, by and among Peekay Boutiques, Inc., a Nevada corporation (the "Company"), the holders of the Christals seller notes (the "Christals Creditors") listed on the Schedule of Creditors (the "Schedule of Creditors") attached hereto as Exhibit A and the holders of the Peekay seller notes listed on the Schedule of Creditors (the "Peekay Creditors" and, together with the Christals Creditors, individually, a "Creditor" and collectively, the "Creditors"). This Agreement shall not become effective until each Creditor identified on the Schedule of Creditors has signed this Agreement.

BACKGROUND

The Creditors have provided seller financing to certain of the Company's subsidiaries in connection with the acquisition of businesses previously owned by the Creditors. As of the date hereof, certain of the Company's subsidiaries owes each Creditor the principal amount of the loan (the "Debt"), accrued interest and payable in kind (PIK) interest through the date hereof, as is set forth opposite such Creditor's name on the Schedule of Creditors. The Schedule of Creditors also reflects the per diem amount (the "Per Diem Amount") due to each Creditor for each day that the Debt remain outstanding after the date hereof.

The Company has filed a registration statement on Form S-1 relating to a proposed firm commitment underwritten public offering (the "Public Offering") in which the Company proposes to raise up to $38,410,000 in equity capital. The Company desires to reduce the total debt of the Company that is outstanding in order to improve its balance sheet and to enhance its ability to secure additional financing. Subject to the successful consummation of a Public Offering in which the Company raises gross proceeds of at least $20 million (the "Qualified Public Offering"), (1) at the closing of the Qualified Public Offering (the "Peekay Conversion Date"), each of the Peekay Creditors will convert all of the Debt represented by the Peekay seller notes into common stock of the Company, at a conversion price equal to $8.00 per share (the "Conversion Price"), (2) on or after January 1, 2016, but before the latter of January 15, 2016 or the closing of the Qualified Public Offering (the applicable date being the "Christals Conversion Date"), upon written notice from the Company (or, if no notice is given by January 15, 2016, then automatically on the latter of January 15, 2016 or the closing of a Qualified Public Offering), each of the Christals Creditors will convert all of the Debt represented by the Christals seller notes into common stock of the Company at the Conversion Price, (3) on the Peekay Conversion Date or the Christals Conversion Date, as applicable, the Company will pay to each of the Creditors the applicable "Accrued Interest" amount as of October 31, 2015 as set forth on the Schedule of Creditors plus the applicable "Per Diem Interest" amount as set forth on the Schedule of Creditors multiplied by the number of days elapsed following October 31, 2015 until, and including, the date of the closing of the Qualified Public Offering ("Interest") in cash.

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AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

1. Conversion of the Debt; Issuance of the Shares; Payment of Interest.

(a) On the Peekay Conversion Date, and subject to the terms and conditions of this Agreement, each Debt of each Peekay Creditor shall be converted into the number of shares of common stock of the Company, par value $0.0001 per share (the "Shares"), that is listed in the "Shares to be Issued" column opposite such Peekay Creditor's name in the Schedule of Creditors. The Company hereby agrees to issue to each Peekay Creditor such number of Shares as is determined in accordance with this Section 1.

(b) On the Christals Conversion Date, and subject to the terms and conditions of this Agreement, each Debt of each Christals Creditor shall be converted into the number of Shares that is listed in the "Shares to be Issued" column opposite such Christals Creditor's name in the Schedule of Creditors. The Company hereby agrees to issue to each Christals Creditor such number of Shares as is determined in accordance with this Section 2.

(c) On the Peekay Conversion Date and subject to the terms and conditions of this Agreement, the Company shall pay the Interest amount to each Peekay Creditor in cash and in immediately available funds by wire transfer to an account for each Peekay Creditor as is specified in writing to the Company by such Peekay Creditor prior to the Peekay Conversion Date.

(d) On the Christals Conversion Date and subject to the terms and conditions of this Agreement, the Company shall pay the Interest amount to each Christals Creditor in cash and in immediately available funds by wire transfer to an account for each Christals Creditor as is specified in writing to the Company by such Christals Creditor prior to the Christals Conversion Date. For the avoidance of doubt, Interest on the Christals Debt will continue to accrue daily at the Per Diem Interest rate until the closing of the Qualified Public Offering and the Christals Creditors shall not be entitled to any Interest for the period after the date of the closing of the Qualified Public Offering.

(e) Notwithstanding the foregoing, the Company reserves the right to pay the Debt held by the Christals Creditors and Interest thereon in cash at any time prior to the Christals Conversion Date.

2. Closing; Delivery of Shares.

(a) The closing of the conversion of Debt, the issuance of the Shares and the payment of the Interest shall occur on the Peekay Conversion Date with respect to the Peekay Creditors and on the Christals Conversion Date with respect to the Christals Creditors and shall be subject to the closing of the Qualified Public Offering, at the offices of the Company, or such other place, date and time as set forth in this Agreement or as the parties hereto may otherwise agree. The closing of the conversion of the Debt on the Peekay Conversion Date or the Christals Conversion Date, as applicable, is referred to as the "Closing" and the date of the applicable Closing is referred to as the "Closing Date."

(b) At, or as soon as practicable following the applicable Closing, the Company shall cause the Company's transfer agent to deliver to each of the Creditors that is to receive Shares at such Closing, by courier or FedEx, stock certificate, or certificates, registered in the name of such Creditor and representing the amount of Shares as is set forth opposite such Creditor's name on the Schedule of Creditors.

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3. Representations and Warranties of Creditor. Each Creditor, severally and not jointly, represents and warrants to the Company with respect to only itself that, as of the date hereof and as of the date of the Closing:

(a) Qualification, Authorization and Enforcement. If such Creditor is a business entity, such Creditor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company or partnership power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by such Creditor, the performance by such Creditor of its obligations hereunder, and the consummation by such Creditor of the transactions contemplated hereby have been duly authorized and approved by all requisite action on the part of Creditor. This Agreement has been duly executed by such Creditor, and when delivered by such Creditor in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Creditor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(b) No Conflict. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any governmental authority to which such Creditor is subject, or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which any Creditor is a party or by which he, she or it is bound or to which any of his, her or its assets is subject.

(c) Title to Debt; No Liens. Such Creditor owns the Debt set forth opposite its name free and clear of all liens, charges, security interests, encumbrances, claims of others, options, warrants, purchase rights, contracts, commitments, or other claims or demands of any kind. Such Creditor is not a party to any option, warrant, purchase right, or other contract or commitment that could require such Creditor to sell, transfer, or otherwise dispose of the Debt (other than pursuant to this Agreement).

(d) Governmental Consents and Approvals. The execution, delivery, and performance of this Agreement by such Creditor does not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority.

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(e) Purchase Entirely for Own Account. Such Creditor is acquiring the Shares for Creditor's own account for investment purposes only, not as nominee or agent, and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"), and such Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice; however, Creditor has a right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable Federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by the Creditor to hold Shares for any period of time.

(f) Investor Status. Such Creditor is not a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934 (the "Exchange Act") or an entity engaged in a business that would require it to be so registered. Such Creditor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Shares. Such Creditor acknowledges that an investment in the Shares is speculative and involves a high degree of risk. Such Creditor is an "accredited investor" as defined in Rule 501(a) under the Securities Act, and such Creditor has completed and executed the Accredited Investor Questionnaire attached as Exhibit B to this Agreement.

(g) Access to Information. Creditor has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

(h) Independent Investment Decision. Such Creditor has independently evaluated the merits of its decision to purchase the Shares pursuant to the this Agreement, and such Creditor confirms that it has not relied on the advice of any other Creditor's business and/or legal counsel in making such decision. Such Creditor understands that nothing in the Agreement or any other materials presented to such Creditor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Such Creditor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

(i) Restricted Securities. Such Creditor understands and acknowledges that:

(i) the Shares are characterized as "restricted securities" under the U.S. securities laws and will bear a customary restrictive legend inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances;

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(ii) the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws;

(iii) the Company is relying upon the truth and accuracy of, and such Creditor's compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of Creditor contained in this Agreement and the Accredited Investor Questionnaire in order to determine the availability of such exemptions and the eligibility of such Creditor to acquire the Shares; and

(iv) the Shares must be held indefinitely unless such Shares are registered under the Securities Act or applicable state securities laws, or an exemption from registration is available.

4. Representations and Warranties of the Company. The Company hereby represents and warrants to each of the Creditors that, as of the date hereof and as of the date of Closing:

(a) Qualification, Authorization and Enforcement. The Company is duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

(b) No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's articles of incorporation, bylaws or other organizational or charter documents as in effect on the date hereof, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the business, properties or operations of the Company.

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(c) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) filings, if required, by state securities laws, (ii) if required, the filing of a Notice of Sale of Securities on Form D with the Securities and Exchange Commission under Regulation D of the Securities Act, (iii) filings required in accordance with the Exchange Act and (iv) those that have been made or obtained prior to the date of this Agreement.

(d) Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms and conditions of this Agreement, will be validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The Shares are not the subject of any present or, to the Company's knowledge, threatened suit, action, arbitration, administrative or other proceeding, and the Company knows of no reasonable grounds for the institution of any such proceedings.

5. Amounts Repaid in Full. For and in consideration of the issuance of the Shares to the Creditors and the payment of the Interest, the Debt shall be deemed to be repaid and satisfied in full, and the Company shall have no further obligations in connection with the Debt. At or promptly following the applicable Closing each Creditor shall deliver to the Company the original promissory note evidencing the Debt for cancellation, provided, that the failure or refusal of any Creditor to deliver such note shall in no way be deemed to reinstate or otherwise continue any obligation of the Company in respect of the related Debt.

6. Release by the Creditor. Subject to the applicable Closing, each Creditor hereby releases and forever discharges the Company, the Company's subsidiaries, the Company's and its subsidiaries' officers, directors, principals, control persons, past and present employees, insurers, underwriters (including, without limitation, the underwriters in the Public Offering), successors, and assigns ("Company Parties") from all actions, cause of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty or equity, which against Company Parties such Creditor ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause or thing whatsoever, whether or not known or unknown, from the beginning of the world to the day of the date of this Agreement relating to the Debt. The Creditor represents and warrants that no other person or entity has any interest in the matters released herein, and that it has not assigned or transferred, or purported to assign or transfer, to any person or entity all or any portion of the matters released herein.

7. Registration Rights; Lock-Up Agreement; Board Appointment.

(a) The Company hereby grants to the Creditors the registration rights set for on Exhibit C to this Agreement, which registration rights are incorporated into this Agreement by this reference. The registration rights granted to the Creditors pursuant to this Section 7 shall become effective at the applicable Closing.

(b) At the applicable Closing, each Creditor shall execute and deliver to the Company a lock up agreement in substantially the form of Exhibit D to this Agreement.

(c)  At, and as a condition precedent to, the conversion of the Debt held by the Peekay Creditors on the Peekay Conversion Date, Phyllis Heppenstall shall be appointed or elected to the Board of Directors of the Company.

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8. Fees, Expenses. Except as set forth below, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of Shares to the Creditors. Notwithstanding the foregoing, the Company shall pay for the costs of one legal counsel for the Peekay Creditors, which costs shall not exceed $50,000, and one legal counsel for the Christals Creditors, which costs shall not exceed $1,500.

9. General Provisions.

(a) Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed under the laws of the State of Washington without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the State of Washington located in the City of Auburn for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b) Termination. This Agreement may be terminated prior to the applicable Closing:

(i) by written agreement of the Creditors and the Company; and

(ii) by either the Company or a Creditor (as to itself but no other Creditor) upon written notice to the other, if the Peekay Conversion Date shall not have taken place by 6:30 p.m. Pacific time on February 15, 2016; provided, that the right to terminate this Agreement under this Section 9(b)(i) (A) shall not be available to any person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Peekay Conversion Date to occur on or before such time and (B) shall not be available to a Christals Creditor after the Peekay Conversion Date has occurred.

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Upon a termination in accordance with this Section 9(b), the Company and terminating Creditor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Creditor will have any liability to any other Creditor under this Agreement.

(c) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

(d) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except as otherwise set forth in Section 6 of this Agreement.

(e) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. A facsimile or PDF copy of this Agreement shall be deemed an original.

(f) Headings. The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

(g) Modification and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Creditor(s) holding a majority of the outstanding Debt. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(h) Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

(i) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

(j) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

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(k) Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

(l) Notices. All notices or other communications required or permitted by this Agreement shall be writing and shall be deemed to have been duly received:

(i) if given by facsimile or electronic version, when transmitted and the appropriate telephonic or electronic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

(ii) if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

(iii) if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated on the signature page hereto, or to such other addresses as may be specified by any such party to the other party pursuant to notice given by such party in accordance with the provisions of this Section.

[Signature Pages to Follow]

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COMPANY SIGNATURE PAGE

IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement as of the date first above written.

COMPANY: Peekay Boutiques, Inc.

By:	/s/ Lisa Berman
Name:	Lisa Berman
Title:	Chief Executive Officer

Address:

Peekay Boutiques, Inc.

901 West Main Street

Auburn, WA 98001

Facsimile: 855 615-9299

Attention: Chief Financial Officer

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CREDITOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Creditor has executed this Agreement as of the date first above written.

CREDITOR:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:		Gary A. Zebrowski Living Trust
Printed Name of Entity

	By:	/s/ Gary A. Zebrowski
	Name:	Gary A. Zebrowski
	Title:	Trustee

Address:	[Redacted]
Number and Street (no p.o. boxes)

[Redacted]
City, State and Zip Code

Telephone: ( _________________ ) [Redacted]

Fax (if any) ( _________________ ) ____________

Email address: [Redacted]

Social Security Number (or, if entity, Employer Identification Number (EIN)): [Redacted]

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CREDITOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Creditor has executed this Agreement as of the date first above written.

CREDITOR:

Signature block for individuals:		Ross Jackson
Printed Name of Individual

/s/ Ross Jackson
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

Address:	[Redacted]
Number and Street (no p.o. boxes)

[Redacted]
City, State and Zip Code

Telephone: ( _________________ ) [Redacted]

Fax (if any) ( _________________ ) [Redacted]

Email address: [Redacted]

Social Security Number (or, if entity, Employer Identification Number (EIN)): [Redacted]

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CREDITOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Creditor has executed this Agreement as of the date first above written.

CREDITOR:

Signature block for individuals:		Kris Butt
Printed Name of Individual

/s/ Kris Butt
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

Address:	[Redacted]
Number and Street (no p.o. boxes)

[Redacted]
City, State and Zip Code

Telephone: ( _________________ ) [Redacted]

Fax (if any) ( _________________ ) ____________

Email address: [Redacted]

Social Security Number (or, if entity, Employer Identification Number (EIN)): [Redacted]

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CREDITOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Creditor has executed this Agreement as of the date first above written.

CREDITOR:

Signature block for individuals:		Brian Barnett
Printed Name of Individual

/s/ Brian Barnett
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

Address:	[Redacted]
Number and Street (no p.o. boxes)

[Redacted]
City, State and Zip Code

Telephone: ( _________________ ) [Redacted]

Fax (if any) ( _________________ ) ____________

Email address: [Redacted]

Social Security Number (or, if entity, Employer Identification Number (EIN)): [Redacted]

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CREDITOR SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned Creditor has executed this Agreement as of the date first above written.

CREDITOR:

Signature block for individuals:		Rick Barnett
Printed Name of Individual

/s/ Rick Barnett
Signature of Individual

Signature block for entities:
Printed Name of Entity

By:
Name:
Title:

Address:	[Redacted]
Number and Street (no p.o. boxes)

[Redacted]
City, State and Zip Code

Telephone: ( _________________ ) [Redacted]

Fax (if any) ( _________________ ) ____________

Email address: [Redacted]

Social Security Number (or, if entity, Employer Identification Number (EIN)): [Redacted]

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Exhibit A - Schedule of Creditors

			As of October 31, 2015
Noteholder	Principal and PIK Interest	Shares to be Issued	Accrued Interest	Per Diem Interest [1]
Gary Zebrowski Living Trust	$2,178,124.21		$21,781.24	$726.04
Gary Zebrowski Living Trust	213,310.44	298,930	2,133.10	71.10
Ross Jackson	2,178,124.21		21,781.24	726.04
Ross Jackson	213,310.44	298,930	2,133.10	71.10
Christals Notes	4,782,869.30	597,860	47,828.68	1,594.28

Kris Butt	2,934,085.54		44,011.28	733.52
Kris Butt	1,685,303.39	577,424	33,706.07	561.77
Brian Barnett	1,953,567.58		29,303.51	488.39
Brian Barnett	1,122,105.69	384,460	22,442.11	374.04
Rick Barnett	1,953,567.58		29,303.51	488.39
Rick Barnett	1,122,105.69	384,460	22,442.11	374.04
Peekay Notes	10,770,735.47	1,346,344	181,208.59	3,020.15

Total	$15,553,604.77	1,944,204	$229,037.27	$4,614.43

1 The amount of per diem interest changes on December 1 for the Peekay Notes and January 1 for the Christals notes.

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EXHIBIT B

ACCREDITED INVESTOR QUESTIONNAIRE

PART I—FOR INDIVIDUALS ONLY

I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I certify that (check all appropriate descriptions that apply):

(a) ____________ I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this item, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Shares for the purpose of investing in the Shares.

(b) ____________ I am a natural person who had individual income exceeding $200,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year. [For purposes of this item, "income" means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.]

(c) ____________ I am a natural person who had joint income with my spouse exceeding $300,000 in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year, as defined above.

(d) ____________ I am a director, executive officer or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company. (For purposes of this item, executive officer means the president; any vice president in charge of a principal business unit, division or function, such as sales, administration or finance; or any other person or persons who perform(s) similar policymaking functions for the Issuer.)

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PART II—CREDITORS WHO ARE NOT INDIVIDUALS

Please check the appropriate description which applies to you.

(a) ____________ A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

(b) ____________ A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

(c) ____________ An insurance company, as defined in Section 2(13) of the Securities Act.

(d) ____________ An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

(e) ____________ A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

(f) ____________ A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

(g) ____________ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

(h) ____________ A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

(i) ____________ A corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Shares, and that has total assets in excess of $5 million.

(j) _____________ A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

(k) _____________ An entity in which all of the equity owners are accredited investors and meet the criteria listed in Part I this Questionnaire.

If you checked (k), please complete the following part of this question:

(1) List all equity owners:

(2) What is the type of entity?

(3) Have each equity owner respond individually to Part I of this Questionnaire.

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EXHIBIT C

REGISTRATION RIGHTS

1. Registration Rights.

1.1 Definitions. Capitalized terms used, but not otherwise defined, in this Exhibit C have the meanings ascribed to them in the Debt Conversion Agreement (the "Debt Conversion Agreement") to which this Exhibit C forms a part. Furthermore, for purposes of this Section 1:

(a) Demand Notice. The term "Demand Notice" means a written notice executed by the Requisite Holders.

(b) Effective Date. The term "Effective Date" means with respect to any Registration Statement the earlier of (i) the one hundred fiftieth (150th) day following the Filing Date if there is an SEC review or (ii) the date which is within three Business Days after the date on which the SEC informs the Company (x) the SEC will not review a Registration Statement or (y) the Company may request the acceleration of the Effective Date of a Registration Statement and the Company makes such request; provided, that, if the Effective Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Effective Date shall be the following Business Day.

(c) Filing Date. The term "Filing Date" means the sixtieth (60th) day following the date of delivery of a Demand Notice or such later date as specified in the Demand Notice or agreed to by the Requisite Holders; provided, that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the SEC is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

(d) Holder. For purposes of this Section 1 and Section 2 hereof, the term "Holder" or "Holders" means any person or persons owning of record Registrable Securities (as defined in subsection 1(e) below) or any assignee of record of such Registrable Securities to whom rights under this Section 1 have been duly assigned in accordance with this Exhibit C; provided, however, that for purposes of this Exhibit C, a record holder of securities convertible into such Registrable Securities shall be deemed to be the Holder of such Registrable Securities.

(e) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of Effective of such registration statement.

(f) Registrable Securities. The term "Registrable Securities" means: (i) any and all shares of common stock of the Company ("Shares") acquired by the Creditors upon conversion of the Debt pursuant to the Debt Conversion Agreement and (ii) any Shares issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of, all such Shares described in clause (i) of this subsection (f).

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(g) Requisite Holders. The term "Requisite Holders" means, as of any date of determination, Holders owning a majority of the issued and outstanding Registrable Securities.

(h) Rule 415. The term "Rule 415" means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

(i) Securities Act. The term "Securities Act" means the Securities Act of 1933, as amended.

(j) SEC. The term "SEC" means the United States Securities and Exchange Commission.

1.2 Mandatory Registration.

(a) Registration. If a Demand Notice is delivered by the Requisite Holders, then on or prior to the Filing Date, the Company, or any successor in interest of the Company, shall use its commercially reasonable efforts to prepare and file with the SEC a "resale" Registration Statement providing for the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415; provided, however, that the Requisite Holders may not deliver a Demand Notice until the expiration of the lock up period contemplated by Exhibit D to the Debt Conversion Agreement. Such Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 in which case such registration shall be on another appropriate form in accordance herewith and the Securities Act and the rules promulgated thereunder). The Company shall use its commercially reasonable efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effective Date, and to keep such Registration Statement continuously effective under the Securities Act until such date as is the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 of the Securities Act as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect (the "Effective Period"). The Company shall request that the effective time of any such Registration Statement be no later than 5:00 p.m. Eastern Time on the effective date.

(b) In the event that the Company is unable to register for resale under Rule 415 all of the Registrable Securities on the Registration Statement that it has agreed to file pursuant to the first sentence of Section 1.2(a) due to limits imposed by the SEC's interpretation of Rule 415, the Company will file a Registration Statement under the Securities Act with the SEC covering the resale by the Holders of such lesser amount of the Registrable Securities as the Company is able to register pursuant to the SEC's interpretation of Rule 415 of Regulation C under the Securities Act and use its commercially reasonable efforts to have such Registration Statement become effective as promptly as possible and, when permitted to do so by the SEC, to file subsequent registration statement(s) under the Securities Act with the SEC covering the resale of any Registrable Securities that were omitted from previous registration statement(s) and use its commercially reasonable efforts to have such registration declared effective as promptly as possible. In furtherance of the Company's obligations set forth in the preceding sentence, the parties hereby agree that in the event that any Holder shall deliver to the Company a written notice at any time after the later of (x) the date which is six months after the Effective Date of the latest Registration Statement that was filed pursuant to Section 1.2(a) or 1.2(b) hereof, as applicable, or (y) the date on which all Registrable Securities registered on all of the prior Registration Statements filed pursuant to Section 1.2(a) and 1.2(b) hereof are sold, that the Company shall file, within 60 days following the date of receipt of such written notice, an additional Registration Statement registering any Registrable Securities that were omitted from the initial Registration Statement.

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(c) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.2, including without limitation all registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company (but excluding underwriters' discounts and commissions and fees of counsel to the Holders), shall be borne by the Company. Each Holder participating in a registration pursuant to this Section 1.2 shall bear such Holder's proportionate share (based on the total number of shares sold in such registration other than for the account of the Company) of all discounts, commissions or other amounts payable to underwriters or brokers in connection with such offering and of any counsel for the selling Holder(s). Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to this Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered.

1.3 Piggyback Registrations. The Company shall notify all Holders of Registrable Securities in writing at least thirty (30) calendar days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to (i) any employee benefit plan or (ii) a corporate reorganization, merger or acquisition) and will afford each such Holder an opportunity to include in such registration statement all or any part of the Registrable Securities then held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by such Holder shall, within twenty (20) calendar days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such Holder wishes to include in such registration statement. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

(a) Underwriting. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder's Registrable Securities to be included in a registration pursuant to this Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter or underwriter(s) selected by the Company for such underwriting. Notwithstanding any other provision of this Exhibit C, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second, to each of the Holders requesting inclusion of their Registrable Securities in such registration statement on a pro rata basis based on the total number of Registrable Securities then held by each such Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

(b) Expenses. All expenses incurred in connection with a registration pursuant to this Section 1.3 (excluding underwriters' and brokers' discounts and commissions and any fees or disbursements of counsel for the selling Holder(s)), including, without limitation all governmental registration and qualification fees, printers' and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.

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1.4 Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Exhibit C, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the later of (i) one hundred eighty (180) days after the effective date of the registration statement, or (ii) the earlier of (A) the date all securities covered by the registration statement have been sold, and (B) the date that all securities covered by the registration statement that have not been sold could be sold to the public without registration in compliance with rule 144 of the Securities Act;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration;

(d) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (it being understood and agreed that, as a condition to the Company's obligations under this clause (e), each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement);

(f) make commercially reasonable efforts to notify (on the same business day) each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

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(g) furnish, at the request of any Holder requesting registration of Registrable Securities, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities; and

(h) the Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in any Registration Statement, Prospectus, or any amendment or supplement thereto, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

1.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 1.2 or 1.3 hereof that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

1.6 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Sections 1.2 or 1.3 hereof:

(a) By the Company. Except as prohibited by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

(i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

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(ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Company will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

(b) By Selling Holders. Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director or controlling person of such other Holder in connection with defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 1.7(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 1.7(b) in respect of any Violation shall not exceed the net proceeds received by such Holder in the registered offering out of which such Violation arises.

(c) Notice. Promptly after receipt by an indemnified party under this Section 1.7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.7.

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(d) Contribution. If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

(e) Survival. The obligations of the Company and Holders under this Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

1.8 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the SEC which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Shares, the Company agrees to use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

(c) as long as a Holder owns any Registrable Securities, to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to the reporting requirements of the Exchange Act), a copy of the most recent periodic report of the Company and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements of the Exchange Act).

1.9 Termination of the Company's Obligations. The Company shall have no obligations pursuant to Sections 1.2 or 1.3 with respect to any Registrable Securities proposed to be sold by a Holder in a registration pursuant to Section 1.2 or 1.3 if all such Registrable Securities proposed to be sold by a Holder (and its affiliates) may be sold without limitation or registration under the Securities Act pursuant to Rule 144.

2. General Provisions.

2.1 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, deposited in the international air mail postage prepaid, or sent by facsimile or e-mail when receipt is electronically confirmed (i) if to a Holder, as set forth on the Holder's signature page to the Debt Conversion Agreement, and (ii) if to the Company, to the address set forth below on the Company signature page to the Debt Conversion Agreement. Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall be deemed conclusively given when personally delivered or sent in the manner set forth above.

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2.2 Entire Agreement. This Exhibit C constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

2.3 Governing Law. This Exhibit C shall be governed by and construed exclusively in accordance with the internal laws of the State of Washington, excluding that body of law relating to conflict of laws and choice of law that would result in the application of the substantive law of another jurisdiction.

2.4 Severability. If one or more provisions of this Exhibit C are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Exhibit C and the balance of this Exhibit C shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

2.5 Third Parties. Nothing in this Exhibit C, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Exhibit C.

2.6 Successors and Assigns. The provisions of this Exhibit C shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

2.7 Captions. The captions to sections of this Exhibit C have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Exhibit C.

2.8 Counterparts. This Exhibit C may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.9 Costs and Attorneys' Fees. In the event that any action, suit or other proceeding is instituted concerning or arising out of this Exhibit C or any transaction contemplated hereunder, the prevailing party shall recover all of such party's costs and attorneys' fees incurred in each such action, suit or other proceeding, including any and all appeals or petitions therefrom.

2.10 Adjustments for Stock Splits and Certain Other Changes. Wherever in this Exhibit C there is a reference to a specific number of Shares of the Company, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Exhibit C shall automatically be proportionally adjusted to reflect the affect on the outstanding shares of such class or series of stock by such subdivision, combination or stock dividend.

2.11 Aggregation of Stock. All shares deemed to be "beneficially owned" (as such term is defined under Rule 13d-3 of the Securities Exchange Act of 1934, as amended) by any entity or person, shall be aggregated together for the purpose of determining the availability of any rights under this Exhibit C.

2.14 Amendment of Rights. Any provision of this Exhibit C may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Requisite Holders. Any amendment or waiver effected in accordance with this Section 2.14 shall be binding upon each Holder, each permitted successor or assignee of such Holder and the Company.

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EXHIBIT D

Form of Lock-Up Agreement

_____________, 2015

Lake Street Capital Markets, LLC

225 South Sixth Street, Suite 2050

Minneapolis, Minnesota 55402

Ladies and Gentlemen:

As an inducement to the underwriters to execute a purchase agreement (the "Purchase Agreement") providing for a public offering (the "Offering") of common stock (the "Common Stock") of Peekay Boutiques, Inc., a Nevada corporationand any successor (by merger or otherwise) thereto (the "Company"), the undersigned hereby agrees that without, in each case, the prior written consent of Lake Street Capital Markets, LLC ("Lake Street") during the period specified in the second succeeding paragraph (the "Lock-Up Period"), the undersigned will not (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the "Undersigned's Securities") or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned's Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Securities even if such securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Securities or with respect to any security that includes, relates to, or derives any significant part of its value from such securities.

In addition, the undersigned agrees that, without the prior written consent of Lake Street,it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

The initial Lock-Up Period will commence on the date of this Agreement and continue and include the date 180 days after the date of the final prospectus used to sell Common Stock in the Offering pursuant to the Purchase Agreement; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Lake Streetwaives, in writing, such extension.

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The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Lake Street to the Company and that any such notice properly delivered will be deemed to have given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Agreement during the period from the date of this Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Securities:

(i)

as a bona fide gift or gifts, provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the underwriters for the Offering to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), shall be required or shall be made voluntarily in connection with such transfer;

(ii)

to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided, in each case, that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the underwriters for the Offering to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily in connection with such transfer. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin;

(iii)	to the underwriters pursuant to the Purchase Agreement;

(iv)

in connection with the exercise of any stock options held by the undersigned that expire during the Lock-Up Period, to the extent necessary to fund the exercise price of the stock options and any withholding taxes resulting from such exercise; or

(v)	with the prior written consent of Lake Street.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company's equity incentive plans; provided that it shall apply to any of the Undersigned's Securities issued upon such exercise, or (ii) the establishment of any contract, instruction or plan (a "Plan") that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned's Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof), and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the Securities and Exchange Commission or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period (as such may have been extended pursuant to the provisions hereof).

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In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Agreement if (i) the Company notifies Lake Street that it does not intend to proceed with the Offering, (ii) the Purchase Agreement does not become effective, or (iii) if the Purchase Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder.

The undersigned understands that the underwriters for the Offering are entering into the Purchase Agreement and proceeding with the Offering in reliance upon this Agreement.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name of Person Signing
(and indicate capacity of person signing if signing as custodian, trustee, or on behalf of an entity)

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